                                                                     EXHIBIT 10


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 28, File No. 2-70863, to the registration statement of Form N-1A (the "Registration Statement") of our report dated January 30, 1998, relating to the financial statements and financial highlights of Freedom Cash Management Fund and Freedom Government Securities Fund (each a series of Freedom Mutual Fund), which appear in such Prospectus, and to the incorporation by reference of our report into the Statement of Additional Information which also constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and to the reference to us under the headings "Financial Statements and Independent Accountants" in such Statement of Additional Information.


Boston, Massachusetts
December 30, 1998